EXHIBIT-4.1d





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                   SIXTH MODIFICATION AND EXTENSION AGREEMENT

                                  by and among

                                  JOULE, INC.,
                                 as the Borrower

                                       and

                         JOULE MAINTENANCE CORPORATION,
                       JOULE TECHNICAL SERVICES, INC. and
                         JOULE TECHNICAL STAFFING, INC.,
                    collectively as the Corporate Guarantors

                                       and

                                   SUMMIT BANK
                                  as the Lender

                            Dated: As of May 31, 1997


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                   SIXTH MODIFICATION AND EXTENSION AGREEMENT


     THIS SIXTH MODIFICATION AND EXTENSION AGREEMENT (including all amendments, modifications and supplements is hereinafter referred to as the "Sixth Modification Agreement"), is made as of this 31st day of May, 1997, by and among

     JOULE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal executive office located at 1245 Route 1 South, Edison, New Jersey 08837 (hereinafter referred to as the "Borrower"),

     AND

     JOULE MAINTENANCE CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal executive office located at 1245 Route 1 South, Edison, New Jersey 08837 (hereinafter referred to as "Joule Maintenance Corporation"),

     AND

     JOULE TECHNICAL SERVICES, INC., as successor-in-interest pursuant to the merger of JOULE ENGINEERING CORP., JOULE TEMPORARIES CORPORATION, JOULE MAINTENANCE OF MARYLAND, INC., JOULE TECHNICAL CORPORATION, JOULE MAINTENANCE OF GIBBSTOWN, INC., JOULE MAINTENANCE OF NEW YORK, INC. AND TIGER MAINTENANCE, a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal executive office located at 1245 Route 1 South, Edison, New Jersey 08837 (hereinafter referred to as "Joule Technical Services, Inc."),

     AND

     JOULE TECHNICAL STAFFING, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal executive office located at 1245 Route 1 South, Edison, New Jersey 08837 (hereinafter referred to as "Joule Technical Staffing, Inc." and hereinafter Joule Maintenance Corporation, Joule Technical Services, Inc. and Joule Technical Staffing, Inc. shall be collectively be referred to as the "Corporate Guarantors"),

     AND

     SUMMIT BANK, as successor-in-interest to UNITED JERSEY BANK, having an office located at 210 Main Street, Hackensack, New Jersey 07601, being a banking institution duly organized and validly existing under the laws of the State of New Jersey (hereinafter referred to as the "Lender").


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                              W I T N E S S E T H:

     WHEREAS, on or about February 20, 1991, the Borrower requested and the Lender agreed to make a revolving credit loan in the aggregate principal amount of up to Four Million and 00/100 ($4,000,000.00) Dollars for the purposes of (i) refinancing certain of the Borrower's then existing indebtedness to First Fidelity Bank, National Association and (ii) financing the general working capital requirements of the Borrower (hereinafter referred to as the "Revolving Credit Loan"), all as more fully provided for in that certain Loan and Security Agreement dated February 20, 1991, executed by and between the Borrower and the Lender (hereinafter referred to as the "Loan Agreement"); and

     WHEREAS, the Revolving Credit Loan is evidenced by a certain Revolving Note dated February 20, 1991, executed by the Borrower, as the maker, and delivered to the Lender, as the payee, in the original aggregate principal amount of the Revolving Credit Loan (hereinafter referred to as the "Revolving Note"); and

     WHEREAS, pursuant to the Loan Agreement, the Borrower, Joule Maintenance Corporation, Joule Maintenance of Gibbstown, Inc. (hereinafter referred to as "Joule Maintenance of Gibbstown, Inc."), Joule Engineering Corp. (hereinafter referred to as "Joule Engineering Corp."), Joule Engineering of California, Inc. (hereinafter referred to as "Joule Engineering of California, Inc."), Joule Technical Corporation (hereinafter referred to as "Joule Technical Corporation"), Joule Temporaries Corporation (hereinafter referred to as "Joule Temporaries Corporation"), Joule Maintenance of New York, Inc. (hereinafter referred to as "Joule Maintenance of New York, Inc."), Joule Maintenance of Maryland, Inc. (hereinafter referred to as "Joule Maintenance of Maryland, Inc."), Joule Engineering of Pennsylvania, Inc. (hereinafter referred to as "Joule Engineering of Pennsylvania, Inc."), Joule Constructors, Inc. (hereinafter referred to as "Joule Constructors, Inc."), Joule Temporaries of Edison, Inc. (hereinafter referred to as "Joule Temporaries of Edison, Inc."), Joule Temporaries of Parsippany, Inc. (hereinafter referred to as "Joule Temporaries of Parsippany, Inc."), Joule Operating Services, Inc. (hereinafter referred to as "Joule Operating Services, Inc."), Tiger Maintenance, Inc. (hereinafter referred to as "Tiger Maintenance, Inc.") and Joule Maintenance of Bayonne, Inc. (hereinafter referred to as "Joule Maintenance of Bayonne, Inc." and hereinafter Joule Maintenance Corporation, Joule Maintenance of Gibbstown, Inc., Joule Engineering Corp., Joule Engineering of California, Inc., Joule Technical Corporation, Joule Temporaries Corporation, Joule Maintenance of New York, Inc., Joule Maintenance of Maryland, Inc., Joule Engineering of Pennsylvania, Inc., Joule Constructors, Inc., Joule Temporaries of Edison, Inc., Joule Temporaries of Parsippany, Inc., Joule Operating Services, Inc., Tiger Maintenance, Inc., and Joule Maintenance of Bayonne, Inc. shall be collectively referred to as the "Original Corporate Guarantors") and granted to the Lender a valid first lien security interest in and to certain Collateral, as more fully and accurately described in the Loan Agreement; and

     WHEREAS, as of February 20, 1991, Emanuel N. Logothetis, as the guarantor (hereinafter referred to as the "Individual Guarantor"), executed and delivered to the Lender, as the lender, a certain Individual Guaranty, pursuant to which the Individual Guarantor agreed to guaranty the full, prompt and unconditional payment of when due of any and all present and future obligations or liabilities of any kind of the Borrower owing to the Lender, including, without limitation, repayment in full of the Revolving Credit Loan (hereinafter referred to as the "Individual Guaranty"); and

     WHEREAS, as of February 20, 1991, each Original Corporate Guarantor, collectively as the guarantor, executed and delivered to the Lender, as the lender, a separate Corporate Guaranty, pursuant to which each Original Corporate Guarantor agreed to guaranty the full, prompt and unconditional payment of when due of any and all present and future obligations or liabilities of any kind of the Borrower owing to the Lender, including,


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without limitation,  repayment in full of the Revolving Credit Loan (hereinafter referred to as the "Corporate Guaranty"); and

     WHEREAS, on January 17, 1991, the Borrower, as the assignor, delivered to the Lender, as the assignee, a certain Assignment of Life Insurance Policy as Collateral with respect to that certain life insurance policy no. U01426631 issued by the Hartford Insurance Company upon the life of the Individual
Guarantor (hereinafter referred to as the "Assignment #1"), as collateral security for the Borrower's obligations under the Loan Agreement; and

     WHEREAS, on February 20, 1991, Joule Maintenance Corporation, as successor-in-interest to Joule Maintenance Corp., as the assignor, executed and delivered to the Lender, as the assignee, a certain Collateral Assignment of Contract Proceeds with respect to that certain contract between Joule Maintenance Corporation and the United States Government identified as Contract No. DAHC21-85-C-0021 (hereinafter referred to as the "Assignment #2"), as collateral security for the repayment of the liabilities and obligations of Joule Maintenance Corporation to the Lender under the Loan Agreement and the Corporate Guaranty; and

     WHEREAS, on September 1, 1991, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Promissory Note for the purpose of extending the term of the Revolving Credit Loan from the then current maturity date of "September 1, 1991", to a new maturity date of "January 15, 1992" (hereinafter referred to as the "Extension Agreement #1"); and

     WHEREAS, on January 15, 1992, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Master Advance Note for the purpose of extending the term of the Revolving Credit Loan from the then current maturity date of "January 15, 1992" to a new maturity date of "January 31, 1993" (hereinafter referred to as the "Extension Agreement #2"); and

     WHEREAS, on January 31, 1993, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Master Advance Note for the purpose of extending the term of the Revolving Credit Loan from the then current maturity date of "January 31, 1993" to a new maturity date of "January 31, 1994" (hereinafter referred to as the "Extension Agreement #3"); and

     WHEREAS, on January 31, 1994, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Master Advance Note for the purpose of extending the term of the Revolving Credit Loan from the then current maturity date of "January 31, 1994" to a new maturity date of "March 31, 1994" (hereinafter referred to as the "Extension Agreement #4"); and


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     WHEREAS,   on  March  31,  1994,  the  Borrower,   the  Original  Corporate
Guarantors, the Individual Guarantor and the Lender entered into a certain First Modification and Extension Agreement for the purposes of (i) in Article I,
Section 1.1 of the Loan Agreement, extending the Termination Date of the Revolving Note from the then current Termination Date of "March 31, 1994" to a new Termination Date of "January 31, 1995"; (ii) amending and modifying the Lender's address from the old address of "630 Franklin Boulevard, Somerset, New Jersey 08875" to "4365 Route 1 South, Princeton, New Jersey 08540"; (iii) providing for a mutual waiver of jury trial; and (iv) providing for semi-annual audits of Collateral (hereinafter referred to as the "First Modification Agreement"); and

     WHEREAS, on March 31, 1994, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain First Allonge to $4,000,000.00 Revolving Note for the purposes of (i) extending the maturity date of the Revolving Note from the then current maturity date of "March 31, 1994" to a new maturity date of "January 31, 1995" and (ii) amending and modifying the Lender's address from the old address of "630 Franklin Boulevard, Somerset, New Jersey 08875" to "4365 Route 1 South, Princeton, New Jersey 08540" (hereinafter referred to as the "First Allonge"); and

     WHEREAS, Joule Engineering of California, Inc., Joule Engineering of Pennsylvania, Inc., Joule Constructors, Inc., Joule Temporaries of Edison, Inc., Joule Temporaries of Parsippany, Inc. and Joule Operating Services, Inc. each had their respective charters revoked and are no longer doing business; and

     WHEREAS, as of January 31, 1995, the Borrower, the Original Corporate Guarantors, the Individual Guarantor and the Lender entered into a certain Second Modification and Extension Agreement (hereinafter referred to as the "Second Modification Agreement") for the purposes of (i) in Article I, Section
1.1 of the Loan Agreement, extending the Termination Date of the Revolving Note from the then current Termination Date of "January 31, 1995" to a new Termination Date of "January 31, 1996"; (ii) in Article II, Section 2.4 of the Loan Agreement, decreasing the interest rate from the existing interest rate of "Base Rate plus one and one-half percent (1.5%) per annum" to a new interest rate of "Base Rate plus one percent (1.0%) per annum"; (iii) amending and modifying the Lender's audits of Collateral from semi-annual audits of Collateral to annual audits of Collateral; and (iv) amending and modifying the Lender's name from the existing name of "United Jersey Bank/Central, N.A." to the new name of "United Jersey Bank"; and

     WHEREAS, as of January 31, 1995, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Second Allonge to $4,000,000.00 Revolving Note for the purposes of (i) extending the maturity date of the Revolving Note from the then current maturity date "January 31, 1995" to a new maturity date of "January 31, 1996"; (ii) decreasing the interest rate from the existing interest rate of "Base Rate plus one and one-half percent (1.5%) per annum" to the new interest rate of "Base Rate plus one percent (1.0%) per annum"; and (iii) amending and modifying the name of the Lender from the Lender's existing name of "United Jersey Bank/Central, N.A." to the Lender's new name of "United Jersey Bank" (hereinafter referred to as the "Second Allonge"); and


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     WHEREAS,  on  August  23,  1995,  the  Borrower,   the  Original  Corporate
Guarantors  and  the  Lender  entered  into a  certain  Third  Modification  and
Extension  Agreement   (hereinafter  referred  to  as  the  "Third  Modification
Agreement") for the purposes of (i) in Article I, Section 1.1 of the Loan Agreement, increasing the original aggregate principal amount of the Revolving Credit Loan from the existing aggregate principal amount of "$4,000,000.00" to the new increased aggregate principal amount of "$4,500,000.00"; (ii) in Article I, Section 1.1 of the Loan Agreement, extending the Termination Date of the Revolving Note from the then current Termination Date of "January 31, 1996" to a new Termination Date of "May 31, 1996"; (iii) in Article II, Section 2.2 of the Loan Agreement, providing for the issuance of Letters of Credit; (iv) providing for a new section of the Loan Agreement, Section 5.23, which provides for the Borrower's Maximum Debt to Tangible Net Worth Ratio of 2.0 -to- 1.0; (v) in
Article V of the Loan Agreement, providing for a new section, Section 5.24, which provides for the Borrower's Maximum Debt Service Coverage Ratio of 1.5 -to- 1.0; (vi) providing for a release of the Individual Guarantor from the Individual Guaranty; and (vii) amending and modifying the Lender's address from the existing address of "4365 Route 1 South, Princeton, New Jersey 08540" to a new address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837"; and

     WHEREAS, on August 23, 1995, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Third Allonge to $4,000,000.00 Revolving Note for the purposes of (i) increasing the original aggregate principal amount of the Revolving Credit Loan from the existing aggregate principal amount of "$4,000,000.00" to a new increased aggregate principal amount of "4,500,000.00"; (ii) extending the maturity date of the Revolving Note from the then current maturity date of "January 31, 1996" to a new maturity date of "May 31, 1996"; and (iii) amending and modifying the Lender's address from the existing address of "4365 Route 1 South, Princeton, New Jersey 08540" to a new address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" (hereinafter referred to as the "Third Allonge"); and

     WHEREAS,  Joule Maintenance  Corp. and Joule  Maintenance of Bayonne,  Inc.
were  merged  and  consolidated  and  Joule   Maintenance   Corporation  is  the
successor-in-interest to both companies; and

     WHEREAS, on February 6, 1996, the Borrower, the Original Corporate Guarantors and the Lender entered into a certain Fourth Modification and Extension Agreement (hereinafter referred to as the "Fourth Modification Agreement") for the purposes of (i) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Borrowing"; (ii) in Article I,
Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Affiliate"; (iii) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Interest Period"; (iv) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Interest Payment Date"; (v) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Interest Rate Determination Date"; (vi) in
Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Portion"; (vii) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Rate"; (viii) in Article I, Section
1.1 of the Loan Agreement, providing of the definition of "Eurodollar Rate Loans"; (ix) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Rate Taxes"; (x) in Article I, Section 1.1 of the Loan Agreement, providing for the definition of "Eurodollar Reserve Percentage"; (xi) in Article I, Section 1.1 of the Loan


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Agreement,  providing for the definition of "Funding Segment";  (xii) in Article
II, Section 2.4 of the Loan Agreement, deleting the existing Section 2.4 and inserting a new Section 2.4 which provides that the Borrower may select an interest rate from the interest rate options between either (1) the Base Rate option or (2) the Eurodollar Rate Option; (xiii) in a new section of Article II of the Loan Agreement, Section 2.11, providing for the Borrower's payment of an unused commitment fee; and (xiv) in a new section of Article II of the Loan
Agreement,   Section  2.12,  providing  for  the  special  provisions  governing
Eurodollar Rate Loans; and

     WHEREAS, on February 6, 1996, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Fourth Allonge to $4,000,000.00 Revolving Note for the purpose of deleting the existing Paragraph 2 of the Revolving Note and inserting a new Paragraph 2 which provides that the interest rate to be charged on the outstanding aggregate principal amount of the Loan shall be set forth in Article II, Section 2.4 of the Loan Agreement (hereinafter referred to as the "Fourth Allonge"); and

     WHEREAS, as of May 31, 1996, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Fifth Allonge to $4,000,000.00 Revolving Note for the purpose of extending the maturity date of the Revolving Note from the then existing maturity date of "May 31, 1996" to a new maturity date of "May 31, 1997" (hereinafter referred to as the "Fifth Allonge"); and

     WHEREAS, as of May 31, 1996, the Borrower, the Original Corporate Guarantors and the Lender entered into a certain Fifth Modification and Extension Agreement (hereinafter referred to as the "Fifth Modification Agreement") for the purpose of in Article I, Section 1.1 of the Loan Agreement, extending the Termination Date of the Revolving Note from the then existing Termination Date of "May 31,1996" to a new Termination Date of "May 31, 1997"; and

     WHEREAS, pursuant to a certain Certificate of Merger from the Office of the Secretary of State of the State of New Jersey dated February 3, 1997, Joule Engineering Corp. was merged with Joule Technical Services, Inc.; and

     WHEREAS, pursuant to a certain Certificate of Merger from the Office of the Secretary of State of the State of New Jersey dated February 3, 1997, Joule Temporaries Corporation was merged with Joule Technical Services, Inc.; and

     WHEREAS, pursuant to a Certain Certificate of Merger from the Office of the Secretary of State of the State of New Jersey dated February 3, 1997, Joule Maintenance of Maryland, Inc. was merged with Joule Technical Services, Inc.; and

     WHEREAS, pursuant to a Certain Certificate of Merger from the Office of the Secretary of State of the State of New Jersey dated February 3, 1997, Joule Technical Corporation was merged with Joule Technical Services, Inc.; and

     WHEREAS, pursuant to a Certain Certificate of Merger from the Office of the Secretary of State of the State of New Jersey dated February 3, 1997, Joule Maintenance of Gibbstown, Inc. was merged with Joule Technical Services, Inc.; and


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     WHEREAS, pursuant to a Certain Certificate of Merger from the Office of the
Secretary of State of the State of New Jersey dated _________, 1997, Joule Maintenance of New York, Inc. was merged with Joule Technical Services, Inc.; and

     WHEREAS, Tiger Maintenance is no longer doing business and has had its charter revoked; and

     WHEREAS, as of even date herewith, the Borrower as the maker, has executed and delivered to the Lender, as the payee, a certain Sixth Allonge to $4,000,000.00 Revolving Note for the purposes of (i) extending the maturity date of the Revolving Note from the existing maturity date of "May 31, 1997" to a new maturity date of "May 31, 1998" and (ii) amending and modifying the Lender's address from the existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" to a new address of "210 Main Street, Hackensack, New Jersey 07601" (hereinafter referred to as the "Sixth Allonge"); and

     WHEREAS, as of even date herewith, the Borrower, the Corporate Guarantors and the Lender have agreed to enter into this Sixth Modification Agreement for the purposes of (i) in Article I, Section 1.1 of the Loan Agreement, deleting the existing definition of "Corporate Guarantors" and inserting a new definition of "Corporate Guarantors" in its place and stead; (ii) in Article I, Section 1.1 of the Loan Agreement, extending the Termination Date of the Revolving Note from the existing Termination Date of "May 31, 1997" to a new Termination Date of "May 31,1998"; (iii) in Article V, Section 5.8(d) of the Loan Agreement providing for the consolidated balance sheet of the Obligors; (iv) in the Loan Agreement, amending and modifying the Lender's address from the existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" to a new address of "210 Main Street, Hackensack, New Jersey 07601"; (v) in the "Loan
Documents" (as such term is hereinafter defined), providing that any and all references to the "Corporate Guarantors" shall be deemed to refer to the Corporate Guarantors; (vi) in the Loan Documents, deleting any and all references to the existing maturity date of "May 31, 1997" and inserting a new maturity date of "May 31, 1998" in its place and stead and (vii) in the Loan Documents, amending and modifying the Lender's address from the existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" to a new address of "210 Main Street, Hackensack, New Jersey 07601"; and

     WHEREAS, all words and terms not defined herein shall have the meaning as contained in the Loan Agreement, as amended and modified up through and including the Fifth Modification Agreement; and

     WHEREAS, the aforesaid Revolving Note, the Loan Agreement, the Corporate Guaranty, the Assignment #1, the Assignment #2, the Extension Agreement #1, the Extension Agreement #2, the Extension Agreement #3, the Extension Agreement #4, the First Allonge, the First Modification Agreement, the Second Allonge, the Second Modification Agreement, the Third Allonge, the Third Modification Agreement, the Fourth Allonge, the Fourth Modification Agreement, the Fifth Allonge, the Fifth Modification Agreement and any and all of the documents, agreements, certificates and instruments executed in connection herewith shall be hereinafter collectively referred to as the "Loan Documents"; and


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     NOW,  THEREFORE,   in  consideration  of  these  premises  and  the  mutual
representations, covenants and agreements of the Borrower, the Corporate Guarantors and the Lender, each party binding itself and its successors and assigns, does hereby promise, covenant and agree as follows:

     1. There is, as of May 13, 1997, presently due and owing on the Revolving Note the principal sum $2,300,000.00, without defense, offset or counterclaim, all of which are hereby expressly waived by the Borrower and the Corporate Guarantors as of the date hereof. The foregoing principal balance is allocated as follows: (a) $2,300,000.00 for outstanding Advances of direct loans under the Note and (b) $-0- for Letters of Credit.

     2.  By  execution  hereof,  the  Borrower  and  the  Corporate   Guarantors
acknowledge and agree that the Lender's consent to enter into this Sixth Modification Agreement is contingent upon the following:

          (a) the payment by the Borrower of all costs, expenses and fees of the transaction contemplated by this Sixth Modification Agreement, including, but not limited to (i) all search costs and expenses, (ii) all fees and expenses of the Lender's attorneys and (iii) all accrued and unpaid interest up to and including the date hereof; and

          (b) the continued delivery by the Borrower to the Lender of copies of all valid insurance certificates with respect to worker's compensation, general liability, umbrella liability and other insurance required pursuant to the Loan Agreement, as previously amended and modified, all of which name the Lender as lender and/or loss payee with respect to Accounts Receivable, Inventory, Equipment and other corporate assets.

     3. To the best of the Borrower's and each Corporate Guarantor's knowledge, the Borrower and each Corporate Guarantor represent that the liens on the Collateral granted to the Lender under the Loan Agreement, as amended and modified up through and including this Sixth Modification Agreement, continue to be valid and enforceable first lien on the Collateral.

     4. The Loan Agreement, as previously amended and modified, is hereby further amended and modified, as follows:

          (a) Article I, Section 1.1 of the Loan Agreement shall be amended and modified as follows:

               (i) Subsection (o) shall be deleted in its entirety and the following new subsection (o) shall be inserted in its place and stead:

                    "(o) "Corporate Guarantors" shall mean each subsidiary of the Borrower now or hereafter existing, including, without limitation (i) Joule Maintenance Corporation, a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal executive office located at 1245 Route 1, South, Edison, New Jersey 08837, (ii) Joule Technical Services, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal executive office located at 1245 Route 1 South, Edison, New Jersey 08837 and (iii) Joule Technical Staffing, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal executive offices located at 1245 Route 1 South, Edison, New Jersey 08837."

               (ii) Subsection (ll) shall be amended and modified by deleting the existing Termination Date of "May 31,1997" and inserting a new Termination Date of "May 31, 1998" in its place and stead.

          (b) Article V, Section 5.8(d) shall be amended and modified by inserting after the existing phrase: "fiscal year) a" the following new term: "consolidated".

          (c) Any and all references to the Lender's existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" shall be deleted and a reference to the new address of "210 Main Street, Hackensack, New Jersey 07601" shall be inserted in its place and stead.

     5. The Loan Documents, as previously amended and modified, are hereby further amended and modified as follows:

          (a) Any and all references to "Joule Maintenance of Gibbstown, Inc.", "Joule Engineering Corp.", "Joule Technical Corporation", Joule Temporaries Corporation", "Joule Maintenance of New York, Inc.", "Joule Maintenance of Maryland, Inc." and/or "Tiger Maintenance, Inc." shall be deemed to refer to "Joule Technical Services, Inc." and "Joule Technical Staffing, Inc." in their place and stead.

          (b) Any and all references to the existing maturity date of "May 31, 1997" shall be deleted and a new maturity date of "May 31, 1998" shall be inserted in its place and stead.

          (c) Any and all references to the Lender's existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" shall be deleted and a reference to the new address of "210 Main Street, Hackensack, New Jersey 07601" shall be inserted in its place and stead.

     6. To the best of the Borrower's and each of the Corporate Guarantors' knowledge, all representations and warranties contained in the Loan Documents, as amended and modified through this Sixth Modification Agreement are true, accurate and complete as of the date hereof and shall be deemed continuing representations and warranties so long as the Revolving Credit Loan shall remain outstanding.

     7. The Borrower, Joule Maintenance Corporation and Joule Technical Services, Inc. expressly confirm and affirm that the addition of Joule Technical Staffing, Inc. to the Corporate Guaranty does not affect the enforceability and validity of the Corporate Guaranty with respect to

Joule Maintenance Corporation and Joule Technical Services, Inc., and the Corporate Guaranty remains in full force and effect as a continuing guaranty of the full, prompt and unconditional payment of all present and future obligations and/or liabilities of any kind of the Borrower due and owing to the Lender, including, without limitation, the repayment in full of the Revolving Credit Loan

     8. All other terms and conditions of the Loan Documents, as amended and modified through this Sixth Modification Agreement remain in full force and effect, except as amended and modified herein, and the parties hereto hereby expressly confirm and reaffirm all of their respective liabilities, obligations, duties and responsibilities under and pursuant to said Loan Documents, including, without limitation, the obligations of the Corporate Guarantors under the Corporate Guaranty, as amended and modified by this Sixth Modification Agreement.

     9. It is the intention of the parties hereto that this Sixth Modification Agreement shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Loan Documents. In the event this Sixth Modification Agreement, or any portion to affect the lien priority of the Loan Documents, then to the extent such instrument creates a charge upon the Loan Documents in excess of that contemplated and permitted thereby, and to the extent third parties acquiring an interest in the Loan Documents between the time of recording of the Loan Documents and the recording of this Sixth Modification Agreement are prejudiced hereby, if any, this Sixth Modification Agreement shall be void and of no force and effect; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all indebtedness evidenced by the Revolving Note shall have been paid in full and the Revolving Credit Loan terminated.

     10. The Borrower and the Corporate Guarantors do hereby:

          (a) ratify, confirm and acknowledge that, as amended and modified hereby, the Loan Documents continue to be valid, binding and in full force and effect;

          (b) covenant and agree to perform all of their respective obligations contained in the Loan Documents, as amended and modified hereby;

          (c) represent and warrant that, after giving effect to the transactions contemplated by this Sixth Modification Agreement, no "Event of Default" (as such term is defined in the Loan Agreement), exists or will exist upon the delivery of notice, passage of time, or both;

          (d) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Revolving Note and the Revolving Credit Loan, or any waiver of the other Loan Documents, and do not constitute a release, termination or waiver of any of the liens, security interests or rights or remedies granted to the Lender under the Loan Documents, all of which liens, security interests, rights or remedies are hereby ratified, confirmed and continued as security for the Revolving Credit Loan, as amended and modified hereby; and

          (e) acknowledge and agree that the failure by the Borrower and/or the Corporate Guarantors to comply with or perform any of their respective covenants, agreements or obligations contained herein shall constitute an Event of Default under the Loan Agreement.

     IN WITNESS WHEREOF, the parties have caused this Sixth Modification Agreement to be duly executed, sealed and attested and/or witnessed, as appropriated, and delivered, all as of the day and year first above written.


[SEAL]                                  JOULE, INC.
ATTEST:


_____________________________           By:  ___________________________________
Bernard G. Clarkin                           Emanuel N. Logothetis
Secretary                                    President




[SEAL]                                  JOULE MAINTENANCE CORPORATION
ATTEST:


_____________________________           By:  ___________________________________
Bernard G. Clarkin                           Emanuel N. Logothetis
Secretary                                    President




[SEAL]                                  JOULE TECHNICAL
ATTEST:                                 SERVICES, INC.


_____________________________           By:  ___________________________________
Bernard G. Clarkin                           Emanuel N. Logothetis
Secretary                                    President




[SEAL]                                  JOULE TECHNICAL
ATTEST:                                 STAFFING, INC.


_____________________________           By:  ___________________________________
Bernard G. Clarkin                           Emanuel N. Logothetis
Secretary                                    President

                                        SUMMIT BANK, as successor-in-
                                        interest to UNITED JERSEY
                                        BANK


                                        By:  ___________________________________
                                             Bonnie Gershon
                                             Vice President

STATE OF NEW JERSEY        :
                           : ss.
COUNTY OF MIDDLESEX        :


     BE IT REMEMBERED, that on this ____ day of June, 1997, before me, the subscriber, an officer duly authorized pursuant to N.J.S.A. 46:14-6 to take acknowledgments for use in the State of New Jersey, personally appeared Bonnie Gershon, who, I am satisfied is the person who executed the within Instrument, as the Vice President of Summit Bank, the corporation named therein, and I having first made know to him the contents thereof, he did thereupon acknowledge that the said Instrument made by the said corporation and sealed with its corporate seal and delivered by him as such officer, is the voluntary act and deed of said corporation, made by virtue of authority from its Board of Directors, for the uses and purposes therein expressed.


                                        ________________________________________
                                        Notary Public of the State of New Jersey





STATE OF NEW JERSEY        :
                           : ss.
COUNTY OF MORRIS           :


     BE IT REMEMBERED, that on this ____ day of June, 1997, before me, the subscriber, an officer duly authorized pursuant to N.J.S.A. 46:14-6 to take acknowledgments for use in the State of New Jersey, personally appeared Emanuel
N. Logothetis, who, I am satisfied is the person who executed the within Instrument, as the President of Joule, Inc., Joule Maintenance Corporation, Joule Technical Services, Inc. and Joule Technical Staffing, Inc., the corporations named therein, and I having first made know to him the contents thereof, he did thereupon acknowledge that the said Instrument made by said corporations and sealed with their corporate seals and delivered by him as such officer, is the voluntary act and deed of said corporations, made by virtue of authority from their respective Boards of Directors, for the uses and purposes therein expressed.


                                        ________________________________________
                                        Notary Public of the State of New Jersey

                                SIXTH ALLONGE TO
                          $4,000,000.00 REVOLVING NOTE
                             DATED FEBRUARY 20, 1991

     THIS SIXTH ALLONGE (hereinafter referred to as the "Sixth Allonge") is made as of this 31st day of May, 1997, by and between

     JOULE, INC., having its principal executive offices located at 1245 Route 1 South, Edison, New Jersey 08837, being a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware (hereinafter referred to as the "Undersigned"),

     AND

     SUMMIT BANK, as successor-in-interest to UNITED JERSEY BANK, having an office located at 210 Main Street, Hackensack, New Jersey 07601, being a banking corporation duly organized and validly existing under the laws of the State of New Jersey (hereinafter referred to as the "Lender").


                                   BACKGROUND

     A. On February 20, 1991, the Lender extended to the Undersigned a revolving credit loan in the original aggregate principal amount of up to $4,000,000.00 (hereinafter referred to as the "Loan"), pursuant to the terms and conditions of that certain Loan and Security Agreement dated February 20, 1991, executed by and between the Undersigned and the Lender (hereinafter referred to as the "Loan Agreement").

     B. On February 20, 1991, the Undersigned, as the maker, executed and delivered to the Lender, as the payee, a certain Revolving Note in the original aggregate principal amount of the Loan (hereinafter referred to as the "Note").

     C. On September 1, 1991, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Promissory Note for the purpose of extending the term of the Loan from the then current maturity date of "September 1, 1991" to a new maturity date of "January 15, 1992" (hereinafter referred to as the "Extension Agreement #1").

     D. On January 15, 1992, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Master Advance Note for the purpose of extending the term of the Loan from the then current maturity date of "January 15, 1992" to a new maturity date of "January 31, 1993" (hereinafter referred to as the "Extension Agreement #2").

     E. On January 31, 1993, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Master Advance Note for the purpose of extending the term of the Loan from the then current maturity date of "January 31, 1993" to a new maturity date of "January 31, 1994" (hereinafter referred to as the "Extension Agreement #3").

     F. On January 31, 1994, the Borrower, as the maker, executed and delivered to the Lender, as the payee, a certain Master Advance Note for the purpose of extending the term of the

Loan from the then current maturity date of "January 31, 1994" to a new maturity date of "March 31, 1994" (hereinafter referred to as the "Extension Agreement #4").

     G. As of March 31, 1994, pursuant to a certain First Modification and Extension Agreement (hereinafter referred to as the "First Modification Agreement"), executed by and among, inter alia, the Undersigned and the Lender, the parties agreed, among other things (i) to extend the maturity date of the Loan from the then current maturity date of "March 31, 1994" to a new maturity date of "January 31, 1995" and (ii) to amend and modify the Lender's address from the existing address of "630 Franklin Boulevard, Somerset, New Jersey 08875" to a new address of "4365 Route 1 South, Princeton, New Jersey 08540".

     H. As of March 31, 1994, pursuant to the terms of a certain First Allonge to $4,000,000.00 Revolving Note (hereinafter referred to as the "First Allonge"), executed by the Undersigned, as the maker, and delivered to the Lender, as the payee, the Undersigned and the Lender agreed to amend and modify the terms of the Note, as previously amended and modified, for the purposes of
(i) extending the term of the Loan from the then current maturity date of "March 21, 1994" to the new maturity date of "January 31, 1995" and (ii) amending and modifying the Lender's address from the existing address of "630 Franklin Boulevard, Somerset, New Jersey 08875" to a new address of "4365 Route 1 South, Princeton, New Jersey 08540".

     I. As of January 31, 1995, pursuant to the terms of a certain Second Modification and Extension Agreement (hereinafter referred to as the "Second Modification Agreement"), executed by and among, inter alia, the Undersigned and the Lender, the parties agreed, among other things (i) to extend the maturity date of the Loan from the then current maturity date of "January 31, 1995" to a new maturity date of "January 31, 1996"; (ii) to amend and modify the interest rate on the aggregate principal amount of the Loan from the existing interest rate of "Bank's Base Rate plus one and one-half percent (1.5%) on a floating basis" to a new interest rate of "Bank's Base Rate plus one percent (1.0%) on a floating basis"; (iii) to amend and modify the Lender's name from the existing name of "United Jersey Bank/Central, N.A." to a new name of "United Jersey Bank".

     J. As of January 31, 1995, pursuant to the terms of a certain Second Allonge to $4,000,000.00 Revolving Note (hereinafter referred to as the "Second Allonge"), executed by the Undersigned, as the maker, and the Lender, as the payee, the Undersigned and the Lender agreed to amend and modify the terms of the Note, as previously amended and modified, for the purposes of (i) extending the maturity date of the Loan from the then current maturity date of "January 31, 1995" to the new maturity date of "January 31, 1996"; (ii) amending and modifying the interest rate charged on the outstanding aggregate principal amount of the Loan from the existing interest rate of "Bank's Base Rate plus one and one-half percent (1.5%) on a floating basis" to a new interest rate of "Bank's Base Rate plus one percent (1.0%) on a floating basis"; and (iii) amending and modifying the Lender's name from the existing name of "United Jersey Bank/Central, N.A." to the new name of "United Jersey Bank".

     K. As of August 25, 1994, pursuant to the terms of a certain Third Modification and Extension Agreement (hereinafter referred to as the "Third Modification Agreement"), executed by and among, inter alia, the Undersigned and the Lender, the parties agreed, among other things (i) to amend and modify the aggregate principal amount of the Loan from the existing principal amount of "$4,000,000.00" to the new increased principal amount of "$4,500,000.00"; (ii) to extend the maturity date of the Loan from the then current maturity date of "January 31, 1996" to a new maturity date of "May 31, 1996"; and (iii) to amend and modify the Lender's address from the existing address of "4365 Route 1 South, Princeton, New Jersey 08540" to the Lender's new address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837".

     L. As of August 23, 1995, pursuant to the terms of a certain Third Allonge to $4,000,000.00 Revolving Note (hereinafter referred to as the "Third Allonge"), executed by the Undersigned, as the maker, and delivered to the Lender, as the payee, the Undersigned and the Lender agreed to amend and modify the terms of the Note, as previously amended and modified, for the purposes of
(i) amending and modifying the aggregate principal among of "$4,000,000.00" to the new increased principal amount of "$4,500,000.00"; (ii) to extend the maturity date of the Loan from the then current maturity date of "January 31, 1996" to a new maturity date of "May 31, 1996"; and (iii) to amend and modify the Lender's address from the existing address of "4365 Route 1 South, Princeton, New Jersey 08540" to the Lender's new address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837".

     M. As of February 6, 1996, pursuant to the terms of a certain Fourth Modification and Extension Agreement (hereinafter referred to as the "Fourth Modification Agreement"), executed by and among, inter alia, the Undersigned and the Lender, the parties agreed, among other things, to delete the existing Paragraph 2 of the Note and to insert a new Paragraph 2 in its place and stead, which provides that interest shall be due and payable as set forth in the Loan Agreement, as previously amended and modified.

     N. As of February 6, 1996, pursuant to the terms of a certain Fourth Allonge to $4,000,000 Note (hereinafter referred to as the "Fourth Allonge"), executed by the Undersigned, as the maker, and delivered to the Lender, as the payee, the Undersigned and the Lender agreed to amend and modify the Note, as previously amended and modified, for the purpose of deleting the existing Paragraph 2 of the Note and inserting a new Paragraph 2 in its place and stead, which provides that interest shall be due and payable as set forth in the Loan Agreement, as previously amended and modified.

     O. As of May 31, 1996, pursuant to the terms of a certain Fifth Modification and Extension Agreement (hereinafter referred to as the "Fifth Modification Agreement"), executed by and among, inter alia, the Undersigned and the Lender, the parties agreed, among other things, to extend the maturity date of the Loan from the then current maturity date of "May 31, 1996" to a new maturity date of "May 31, 1997".

     P. As of May 31, 1996, pursuant to the terms of a certain Fifth Allonge to $4,000,000 Note (hereinafter referred to as the "Fifth Allonge"), executed by the Undersigned, as the maker, and delivered to the Lender, as the payee, the Undersigned and the Lender agreed to amend and modify the Note, as previously amended and modified, for the purpose of extending the term of the term of the Loan from the then current maturity date of "May 31, 1996" to a new maturity date of "May 31, 1997".

     Q. As of even date herewith, pursuant to a certain Sixth Modification and Extension Agreement (hereinafter referred to as the "Sixth Modification Agreement"), executed by and among, inter alia, the Undersigned and the Lender, the parties agreed, among other things, (i) to extend the maturity date of the Loan from the current maturity date of "May 31, 1997" to a new maturity date of "May 31, 1998" and (ii) to amend and modify the Lender's address from the existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" to the Lender's new address of "210 Main Street, Hackensack, New Jersey 07601".

     R. The Undersigned and the Lender now desire to further amend and modify the terms of the Note, as previously amended and modified, to reflect the terms and conditions of the Sixth Modification Agreement.

     NOW, THEREFORE, in consideration of the mutual benefits inuring to the Undersigned and the Lender and intending to be legally bound hereby, the Note, as previously amended and modified, is hereby further amended and modified as follows:

          1. Maturity Date. Any and all references to the existing maturity date of "May 31, 1997" shall be deleted and a new maturity date of "May 31, 1998" shall be inserted in its place and stead.

          2. Lender's Address. Any and all references to the Lender's existing address of "Raritan Plaza II, Fieldcrest Avenue, Edison, New Jersey 08837" shall be deleted and a reference to the new address of "210 Main Street, Hackensack, New Jersey 07601" shall be inserted in its place and stead.

          3. Modification of Note. The Note, as amended and modified hereby, is the "Note" as defined in the Loan Agreement, as previously amended and modified by the Extension Agreement #1, the Extension Agreement #2, the Extension Agreement #3, the Extension Agreement #4, the First Allonge, the Second Allonge, the Third Allonge, the Fourth Allonge, the Fifth Allonge and as further amended and modified by this Sixth Allonge. All other provisions of the Note and of all other agreements and instruments executed in connection therewith shall not be modified hereby, except as expressly set forth herein, and this Sixth Allonge shall not be considered as a waiver of any of the Lender's rights under the Note as heretofore existing or as hereafter modified by this Sixth Allonge.

          4. Construction. Any capitalized terms used in this Sixth Allonge not otherwise defined herein shall have the meaning as set forth in the Sixth Modification Agreement.

          5. Single Instrument. The Undersigned hereby directs the Lender to affix this Sixth Allonge to the Note, whereupon the Note, the Extension Agreement #1, the Extension Agreement #2, the Extension Agreement #3, the Extension Agreement #4, the First Allonge, the Second Allonge, the Third Allonge, the Fourth Allonge, the Fifth Allonge and this Sixth Allonge will become and constitute a single instrument.

     IN WITNESS WHEREOF, the Lender and the Undersigned have executed this Sixth Allonge under the seal on the date first above written.

                                        UNDERSIGNED:

[SEAL]
ATTEST:                                 JOULE, INC.


_____________________________           By:  ___________________________________
Bernard G. Clarkin                           Emanuel N. Logothetis
Secretary                                    President




                                        LENDER:

                                        SUMMIT BANK, as successor-in-interest
                                        to UNITED JERSEY BANK


                                        By:  ___________________________________
                                             Bonnie Gershon
                                             Vice President